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                                                                   EXHIBIT 10.21

                  FIRST AMENDMENT TO THE WATERS LEASE OF SPACE


         THIS FIRST AMENDMENT OF THE WATERS LEASE OF SPACE (this "First Amendment") is made as of the 31 day of July, 2000, by and between THOMAS S. SCHREIER,(the "Landlord"), and Hypertension Diagnostics, Inc. (the "Tenant").

                                   WITNESSETH

         A. Landlord and Tenant entered into that certain Waters Lease of Space dated as of October 24, 1997 (the "Lease"), pursuant to which Tenant leased 6,947 square feet (the "Demised Premises") in the building commonly known as The Waters Phase II, 2915 Waters Road, Eagan, Minnesota 55121 (the "Building").

         B. Tenant desires to extend the term of the Lease and Landlord is willing to accept such amendments upon terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, it is hereby agreed as follows:

         1.       TERM - The term of the Lease shall be extended for thirty-six
                  (36) months expiring October 31, 2003, unless sooner terminated as set forth in the Lease or this First Amendment.

         2. BASE RENT - Monthly Base Rent for the period November 1, 2000, through October 31, 2003, shall be as follows:

                  Period                                           Monthly Base Rent
                  ------------------------------------------------------------------
                  November 1, 2000 through and                         $4,462.35
                  Including October 31, 2001

                  November 1, 2001 through and                         $4,607.10
                  Including October 31, 2002

                  November 1, 2002 through and                         $4,751.85
                  Including October 31, 2003

3. EARLY TERMINATION - Provided Tenant is not in default as to any of the Terms and Conditions of the Lease, Tenant shall have the right to terminate the Lease on either April 30, 2002 or January 31, 2003 with six (6) months prior written notice to Landlord and payment at the time of notice of the following early termination fee:

                  If terminated on April 30, 2002                     $13,000.00

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
                  If terminated on January 31, 2003                    $9,000.00

         All other terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to be executed by their duly authorized officers as of the day and year first above written.


LANDLORD:                                   THOMAS S. SCHREIER


                                             /s/ Thomas S. Schreier
                                            ------------------------------------


TENANT:                                     HYPERTENSION DIAGNOSTICS, INC.
                                            (A Minnesota Corporation)

                                            By: /s/ James S. Murphy
                                                --------------------------------

                                            Its: Senior Vice President - Finance
                                                    and Chief Financial Officer